UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 2, 2007

First National Bancshares, Inc.

(Exact name of registrant as specified in its charter)

South Carolina

(State or other jurisdiction of incorporation)

000-30523	58-2466370

(Commission File Number)	(IRS Employer Identification No.)

215 North Pine Street, Spartanburg, S.C.	29302

(Address of principal executive offices)	(Zip Code)

(864) 948-9001

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01          Other Events

On January 29, 2007, First National Bank of the South, a wholly-owned subsidiary of First National Bancshares, Inc., created a wholesale mortgage division as an addition to its current banking operations.  The division will operate from leased office space located at 200 North Main Street in downtown Greenville, South Carolina, and will employ a staff of ten individuals.

John Higdon joins First National Bank of the South to head the division as Senior Vice President/Director of Wholesale Mortgage.  John has over fifteen years of experience in the mortgage industry and will utilize his current relationships with numerous community banks and mortgage brokers located across the Southeast to deliver the loans originated by these parties to the secondary market investors.  The division will offer a wide variety of conforming and non-conforming programs with fixed and variable rate options, as well as FHA/VA and construction/permanent products.

First National Bank of the South provides a wide range of financial services to consumer and commercial customers through two divisions. The banking division operates five full-service offices, three in Spartanburg County operating as First National Bank of Spartanburg, and two operating as First National Bank of the South in Mount Pleasant and Greenville. First National operates loan production offices in Greenville, Columbia and Daniel Island, South Carolina, with plans to open its fourth loan production office to be located in Rock Hill, South Carolina in February 2007.  First National has also received approval from the Office of the Comptroller of the Currency to open its sixth full-service branch at 140 East Bay Street in downtown Charleston, South Carolina.

The small business lending division operates in the Greenville loan production office under the name First National Business Capital and provides small business lending services to customers in the Carolinas and Georgia. First National also offers trust and investment management services to its customers through an alliance with Colonial Trust Company which has offices in Spartanburg and Greenville. Additional information about First National is available from its media room at www.firstnational-online.com/investor.

Certain statements in this press release contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements relating to future growth and expectations and confidence in our loan quality, as well as any other statements that are not historical facts and are thus prospective. Such forward-looking statements are subject to risks, uncertainties, and other factors, such as a downturn in the economy, construction delays and greater than expected non-interest expenses or excessive loan losses, which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. For a more detailed description of factors that could cause or contribute to such differences, please see First National’s filings with the Securities and Exchange Commission.

Although we believe that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove to be inaccurate. Therefore, we can give no assurance that the results contemplated in the forward-looking statements will be realized. The inclusion of this forward-looking information should not be construed as a representation by our company or any person that the future events, plans, or expectations contemplated by our company will be achieved. First National undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST NATIONAL BANCSHARES, INC.

By:	/s/ Kitty B. Payne

Name	Kitty B. Payne
Title:	Executive Vice President/Chief Financial Officer

Dated:  February 2, 2007